PROSPECTUS SUPPLEMENT AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND

SUPPLEMENT DATED MARCH 11, 2020 TO

PROSPECTUS AND SAI DATED JULY 31, 2019, AS SUPPLEMENTED

The Board of Trustees of Northern Funds has approved the termination of PanAgora Asset Management, Inc. (“PanAgora”) as a sub-adviser to the Active M Emerging Markets Equity Fund (the “Fund”), effective on March 11, 2020, and the appointment of Ashmore Investment Management Limited to sub-advise a portion of the Fund effective on or about March 24, 2020. During this sub-adviser transition period, Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, will manage the portion of the Fund previously managed by the terminated sub-adviser. All references in the Prospectus and SAI to PanAgora are hereby deleted.

1.	The paragraph under the section entitled “FUND SUMMARIES – Active M Emerging Markets Equity Fund – Management” on page 6 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M Emerging Markets Equity Fund. Christopher E. Vella, CFA, CIO, a Senior Vice President of NTI, has been manager of the Fund since January 2012. Ashmore Investment Management Limited (effective on or about March 24, 2020), Axiom International Investors LLC and Westwood Global Investments, LLC each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

2.	The following is added to the section entitled “FUND MANAGEMENT – Active M Emerging Markets Equity Fund” beginning on page 39 of the Prospectus:

ASHMORE INVESTMENT MANAGEMENT LIMITED (“ASHMORE”). Ashmore will begin to manage a portion of the Fund effective on or about March 24, 2020. Ashmore is located at 61 Aldwych, London, United Kingdom. Ashmore was established in 1999 and is focused on investing in emerging market securities for institutional investors. Ashmore offers its services through separate accounts, private investment funds and mutual funds, a selection of which are registered under the Investment Company Act of 1940, as amended. Ashmore is an indirectly held wholly-owned subsidiary of Ashmore Group plc. As of December 30, 2019, Ashmore had $98.4 billion in assets under management.

3.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Active M Emerging Markets Equity Fund” on page 81 of the SAI is deleted and replaced with the following:

Sub-Advisers
Active M Emerging Markets Equity Fund	Ashmore Investment Management Limited (“Ashmore”) (effective on or about March 24, 2020) Axiom International Investors, LLC (“Axiom”) Westwood Global Investments, LLC (“Westwood”)

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF SPT SAI&PRO MEMG (3/20)